Exhibit 99.3

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

The following unaudited pro forma combined balance sheet and statement of operations is derived from the historical consolidated financial statements of Panther Biotechnology, Inc. (“Panther”) and the historical consolidated financial statements of Brown Technical Media Corp. (“Brown”) that Panther acquired on November 8, 2016 in exchange for 32,000,000 shares of Panther common stock pursuant to the Share Exchange Agreement, dated as of October 31, 2016, between Panther, Brown and the shareholders of Brown (the “Share Exchange Agreement” and the “Brown Acquisition”). The following unaudited pro forma combined balance sheet and statement of operations has been adjusted to reflect the purchase of Brown by Panther and certain other events.

The unaudited pro forma combined balance sheet and statement of operations as of July 31, 2016 gives effect to the Brown Acquisition as if it had occurred on July 31, 2016. The combination is being accounted for as a reverse merger whereby Brown is the surviving entity.

The unaudited pro forma combined balance sheet and statement of operations is presented for illustrative purposes only to reflect the Brown Acquisition, and do not represent what our results of operations or financial position would actually have been had the Brown Acquisition occurred on the date noted above, or project our results of operations or financial position for any future periods. The unaudited pro forma combined financial statements are intended to provide information about the continuing impact of the Brown Acquisition as if it had been consummated earlier. The pro forma adjustments are based on available information and certain assumptions that management believes are factually supportable and are expected to have a continuing impact on our results of operations. In the opinion of management, all adjustments necessary to present fairly the unaudited pro forma combined balance sheet and statement of operations have been made. However, the final allocations of purchase price and effects on the results of operations may differ materially from the preliminary allocations and unaudited pro forma combined amounts included herein.

The following unaudited pro forma balance sheet and statement of operations should be read in conjunction with Panther’s consolidated financial statements and related notes and Brown’s consolidated financial statements and related notes. Panther’s financial statements and notes are included in Panther’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on September 13, 2016 and its Quarterly Report on Form 10-Q for the fiscal quarter ended August 31, 2016. The consolidated financial statements for Brown and related notes are included elsewhere in this filing.

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PANTHER BIOTECHNOLOGY, INC.

UNAUDITED PRO FORMA COMBINED BALANCE SHEETS

AUGUST 31, 2016

	Historical Panther August 31, 2016	Historical Brown July 31, 2016	Eliminate Panther July 31, 2016		Pro Forma		Pro Forma
	(Unaudited)	(Unaudited)	Historical		Adjustments		Combined
ASSETS
Current assets:
Cash and cash equivalents	$65,526	$39,750	$–		$250,000	(B)	$355,276
Accounts receivable, net	–	51,941	–		–		51,941
Inventory	–	461,483	–		–		461,483
Total current assets	65,526	553,174	–		250,000		868,700
Property and equipment, net	–	59,343	–		–		59,343
Long term investment	–	43,466	–		–		43,466
Other assets	243,175	7,500	–		456,000	(C)	706,675
Total assets	$308,701	$663,483	$–		$706,000		$1,678,184

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable and accrued liabilities	$410,025	$189,528	$–		$–		$599,553
Accounts payable - related parties	15,612	130,612	–		–		146,224
Stock payable	33,668	–	–		–		33,668
Stock payable - related party	84,562	–	–		–		84,562
Related party advances	87,500	–	–		–		87,500
Notes payable, net	–	467,257	–		–		467,257
Convertible note payable, net	80,313	–	–		–		80,313
Derivative liability	558,403	–	–		–		558,403
Current maturities of long term debt	–	15,263	–		–		15,263
					–
Total current liabilities	1,270,083	802,660	–		–		2,072,743

Long term debt	–	149,786	–		–		149,786
Other long term liabilities	–	7,500	–		–		7,500

Total liabilities	1,270,083	959,946	–		–		2,230,029
Commitments and contingencies	–	–	–		–		–

Stockholders’ deficit:
Preferred stock, $.001 par value, 100,000,000 shares authorized, no shares issued and outstanding	–	–	–		–		–
Common stock, $.001 par value, 100,000,000 shares authorized, 7,784,717 shares issued and outstanding at August 31, 2016	7,950	22,000	–		1,667	(B)	31,617

Additional paid-in capital	10,636,450	20,000	(11,595,043)	(A)	248,333	(B)	(234,260)
					456,000	(C)
Accumulated deficit	(11,605,782)	(336,616)	11,595,043	(A)	–		(347,355)
Total Brown Technical Media Corp. stockholders' deficit	(961,382)	(294,616)	–		706,000		(549,998)
Non-controlling interest	–	(1,847)	–		–		(1,847)
Total stockholders’ deficit	(961,382)	(296,463)	–		706,000		(551,845)

Total liabilities and stockholders’ deficit	$308,701	$663,483	$–		$706,000		$1,678,184

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PANTHER BIOTECHNOLOGY, INC.

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

 FOR THE YEAR ENDING OCTOBER 31, 2015

	Historical	Historical	Eliminate
	Panther	Brown	Panther
	May 31,	October 31,	May 31,
	2016	2015	2016	Pro Forma	Pro Forma
	(Unaudited)	(Unaudited)	Historical	Adjustments	Combined
Net Sales	$–	2,137,858	$–	$–	$2,137,858
Cost of Sales	–	1,417,225	–	–	1,417,225
Gross profit	–	720,633	–	–	720,633

Operating expenses:
General and administrative expenses	5,976,053	645,323	–	–	6,621,376
Professional fees	–	234,027	–	–	234,027
Impairment of intangible assets	390,487	–	–	–	390,487
Depreciation	34,328	13,739	–	–	48,067
Total operating expenses	6,400,868	893,089	–	–	7,293,957

Income (loss) from operations	(6,400,868)	(172,456)	–	–	(6,573,324)

Other income (expenses):
Interest expense, net	(532,927)	(69,238)	–	–	(602,165)
Gain on extinguishment of debt	67,457	–	–	–	67,457
Gain on sale of intangible property	–	60,100	–	–	60,100
Loss on sale of subsidiary	(80,194)	–	–	–	(80,194)
Change in derivative liability	(21,595)	–	–	–	(21,595)
Total other income (expenses)	(567,259)	(9,138)	–	–	(576,397)

Income (loss) before income taxes	(6,968,127)	(181,594)	–	–	(7,149,721)
Income tax expense (benefit)	–	–	–	–	–

Net income (loss)	(6,968,127)	(181,594)	–	–	(7,149,721)
Net income (loss) attributable to non-controlling interests	–	83,696	–	–	83,696

Net income (loss) attributable to Brown Technical Media Corp.	$(6,968,127)	(97,898)	$–	$–	$(7,066,025)

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PANTHER BIOTECHNOLOGY, INC.

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED AUGUST 31, 2016

	Historical	Historical	Eliminate
	Panther	Brown	Panther
	August 31,	July 31,	July 31,
	2016	2016	2016	Pro Forma	Pro Forma
	(Unaudited)	(Unaudited)	Historical	Adjustments	Combined
Net Sales	$–	$2,232,990	$–	$–	$2,232,990
Cost of Sales	–	1,638,398	–	–	1,638,398
Gross profit	–	594,592	–	–	594,592

Operating expenses:
General and administrative expenses	78,902	545,723	–	–	624,625
Professional fees	22,760	140,729	–	–	163,489
Depreciation	6,850	9,331	–	–	16,181
Total operating expenses	108,512	695,783	–	–	804,295

Income (loss) from operations	(108,512)	(101,191)	–	–	(209,703)

Other income (expenses):
Interest expense, net	(33,612)	(140,717)	–	–	(174,329)
Loss on extinguishment of debt	(17,142)	–	–	–	(17,142)
Change in derivative liability	(262,520)	–	–	–	(262,520)
Total other income (expenses)	(313,274)	(140,717)	–	–	(453,991)
					–
Income (loss) before income taxes	(421,786)	(241,908)	–	–	(663,694)
Income tax expense (benefit)	–	–	–	–	–

Net income (loss)	(421,786)	(241,908)	–	–	(663,694)
Net income (loss) attributable to non-controlling interests	–	108,995	–	–	108,995

Net income (loss) attributable to Brown Technical Media Corp.	$(421,786)	$(132,913)	$–	$–	$(554,699)

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A	These adjustments reflect the fact that the ongoing business of the Company will be that of Brown. Accordingly, the equity accounts of Panther are eliminated.

B	Reflects the assumed sale of 1,666,667 shares of the Company’s common stock for gross proceeds of $250,000 in conjunction with the closing of the Share Exchange Agreement. The shares are anticipated to be sold in accordance with the terms of the Share Exchange Agreement. The Company expects to sell these shares at $0.15 per share.

C	These adjustments reflect the consideration paid by Panther to Brown shareholders. Panther’s acquisition of Brown was accounted for as a reverse merger. This amount represents the fair market value of the assets owned by Panther prior to the reverse merger. The liabilities of Panther were not adjusted because historical cost reflects fair market value. This valuation has been determined by Panther based upon an independent third party valuation of the patents owned by Panther.

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